TURNER FUNDS

Turner All Cap Growth Fund

Turner Midcap Growth Fund

Institutional Class

Investor Class

Retirement Class

Supplement dated May 16, 2014

to the Prospectus dated January 31, 2014

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.  CAPITALIZED TERMS USED IN THIS SUPPLEMENT AND NOT OTHERWISE DEFINED SHALL HAVE THE MEANING GIVEN TO THEM IN THE PROSPECTUS.

On May 16, 2014, the Board of Trustees (the “Board”) of the Turner Funds approved the reorganization of Turner All Cap Growth Fund (the “All Cap Growth Fund”) into Turner Midcap Growth Fund (the “Midcap Growth Fund”).  The Board’s decision to reorganize the All Cap Growth Fund is subject to shareholder approval. If you are a shareholder of record of the All Cap Growth Fund as of a record date (the “Record Date”) expected to be established in June 2014, you will be eligible to vote at a Special Meeting of Shareholders.  If you become a shareholder after the Record Date, you will not be eligible to vote at the Special Meeting. All shareholders of record as of the Record Date will receive a proxy statement relating to the proposed reorganization describing its terms in detail.  This Special Meeting is expected to take place during the third quarter of 2014.

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In anticipation of the reorganization, the Board has determined to close the All Cap Growth Fund to new investors effective June 1, 2014.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.